SMITH BARNEY INCOME FUNDS
on behalf of the
Smith Barney Convertible Fund (the "Fund")

Supplement dated April 18, 2001

to Prospectus dated November 28, 2000

The following information supersedes, as applicable, certain information set forth in the Prospectus of the Fund listed above under the section "Sales Charges - Class Y Shares."


Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $5,000,000 initial investment requirement.


FD 02294

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